Exhibit 99.1

Contact:	LeAnne Zumwalt
Investor Relations
DaVita Inc.
310 536-2420

DAVITA INC. REPORTS 4th QUARTER AND YEAR ENDED 2004 RESULTS

El Segundo, California, February 8, 2005 – DaVita Inc. (NYSE: DVA), today announced results for the quarter and year ended December 31, 2004. Net income for the three months ended December 31, 2004, was $56.6 million and $0.56 per share. Net income for the year ended December 31, 2004, was $217.2 million, and $2.11 per share, excluding after-tax Medicare lab recoveries of $5.1 million.

Net income for the year ended December 31, 2004 including the lab recoveries (GAAP basis), was $222.3 million and $2.16 per share.

Financial and operating highlights include:

•	Cash Flow: Cash flow for the 12 months ended December 31, 2004, was our strongest ever with operating cash flow and free cash flow of $361 million and $314 million, excluding the tax benefit from stock option exercises and the after-tax benefit of prior years’ Medicare lab recoveries. Including those items, 12-month operating cash flow was $420 million.

•	Operating Income: Operating income for the three months was $105.2 million. Operating income for the year ended December 31, 2004 was $401.8 million, excluding Medicare lab recoveries of $8.3 million for prior years’ services.

•	Volume: Total treatments for the fourth quarter were 1,895,952 or 23,999 treatments per day, an increase of 14.5% per day compared to the fourth quarter of last year. Total treatments for 2004 were 7,062,424 or 22,528 treatments per day, representing an increase of 10.6% per day as compared to 2003. Non-acquired treatment growth was 6.0% and 5.0% for the fourth quarter and full year 2004, respectively.

•	Effective Tax Rate: The final effective annual income tax rate for 2004 was 38.6%. The fourth quarter benefited from a year-to-date reduction in the annualized effective tax rate that added $0.01 to fourth quarter earnings per share. At this time, the effective tax rate for 2005 is projected to be at a comparable level.

•	Center Activity: As of December 31, 2004, we operated or provided administrative services at 658 outpatient centers serving approximately 54,000 patients. During the fourth quarter we acquired 6 centers, opened 19 de novo centers and provided administrative services to 2 additional centers. We also closed 4 centers and terminated one administrative services agreement.

Outlook

Our previous 2005 operating income guidance was for operating income to improve from 0 to 6% over the 2004 operating income performance. Our new 2005 operating income guidance is for operating income to be up 2 to 6% over 2004, exclusive of the effects of the proposed Gambro Healthcare acquisition and related debt financing, as well as the anticipated expensing of stock options in accordance with FASB No. 123R. In connection with the Gambro acquisition the Company will be assessing financing alternatives, which could include closing some or all of the financing in advance of the closing of the acquisition. At this time, we expect the Gambro acquisition together with related debt financing to be dilutive to EPS in the first year, neutral in the second year and accretive thereafter.

DaVita will be holding a conference call to discuss its fourth quarter and year ended results for 2004 on February 9, 2005, at 12:00 PM Eastern Time. The dial in number is 800-399-4406. A replay of the conference call will be available on DaVita’s official web page, www.davita.com, for the following 30 days.

This release contains forward–looking statements. Factors which could impact future results include the uncertainties associated with governmental regulations, general economic and other market conditions, acquisitions and the risk factors set forth in the Company’s SEC filings, including its Form 10-Q for the quarter ended September 30, 2004. The forward-looking statements should be considered in light of these risks and uncertainties.

These risks and uncertainties include those relating to:

•	the concentration of profits generated from PPO and private indemnity patients,

•	possible reductions in private and government reimbursement rates,

•	changes in pharmaceutical practice patterns or reimbursement policies,

•	the Company’s ability to maintain contracts with physician medical directors,

•	legal compliance risks, including our continued compliance with complex government regulations and the ongoing review by the U.S. Attorney’s Office for the Eastern District of Pennsylvania, and the HHS Office of the Inspector General and the recently announced subpoena from the U.S. Attorney’s Office for the Eastern District of New York, and

•	the consummation of the Gambro acquisition, terms of the related financing, and subsequent integration of the business.

This Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

DAVITA INC.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

	Three months ended December 31,		Years ended December 31,
	2004	2003	2004	2003
Net operating revenues	$616,003	$553,446	$2,298,595	$2,016,418
Operating expenses and charges:
Patient care costs	419,593	359,965	1,555,070	1,360,556
General and administrative	53,151	40,338	192,082	159,628
Depreciation and amortization	23,212	19,985	86,666	74,687
Provision for uncollectible accounts	10,996	9,469	40,960	35,700
Minority interests and equity income, net	3,880	2,499	13,694	7,312

Total operating expenses and charges	510,832	432,256	1,888,472	1,637,883

Operating income	105,171	121,190	410,123	378,535

Debt expense	15,777	11,766	52,412	66,828
Refinancing Charges		9,261		26,501
Other income	1,053	335	4,173	3,060

Income before income taxes	90,447	100,498	361,884	288,266
Income tax expense	33,845	37,700	139,630	112,475

Net income	$56,602	$62,798	$222,254	$175,791

Earnings per share:
Basic	$0.58	$0.65	$2.25	$1.86

Diluted	$0.56	$0.61	$2.16	$1.66

Weighted average shares for earnings per share:
Basic	97,984,401	96,380,778	98,726,674	94,345,618

Diluted	101,777,418	102,661,284	102,861,044	113,760,352

DAVITA INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands)

	Years ended December 31,
	2004	2003
Cash flows from operating activities:
Net income	$222,254	$175,791
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	86,666	74,687
Stock options, principally tax benefits	42,770	20,180
Deferred income taxes	29,115	20,914
Minority interests in income of consolidated subsidiaries	15,135	8,908
Distributions to minority interests	(10,461)	(7,663)
Equity investment income	(1,441)	(1,596)
Loss on divestitures	764	2,130
Non-cash debt expense	2,088	3,124
Refinancing charges		26,501
Changes in operating assets and liabilities, other than from acquisitions and divestitures:
Accounts receivable	(61,424)	(41,369)
Medicare lab recoveries	19,000	(19,000)
Inventories	4,257	3,159
Other current assets	1,780	(13,297)
Other long-term assets	3,345	4,692
Accounts payable	17,764	(6,875)
Accrued compensation and benefits	32,899	5,821
Other current liabilities	42,784	9,958
Income taxes	(25,995)	17,810
Other long-term liabilities	(1,355)	9,773

Net cash provided by operating activities	419,945	293,648

Cash flows from investing activities:
Additions of property and equipment, net	(128,328)	(100,272)
Acquisitions and divestitures, net	(265,042)	(97,370)
Investments in and advances to affiliates, net	14,344	4,456
Intangible assets	(635)	(790)

Net cash used in investing activities	(379,661)	(193,976)

Cash flows from financing activities:
Borrowings	4,444,160	4,766,276
Payments on long-term debt	(4,236,861)	(4,797,994)
Debt redemption premium		(14,473)
Deferred financing costs	(4,153)	(4,193)
Purchase of treasury stock	(96,540)	(107,162)
Stock option exercises	43,432	23,056

Net cash provided by (used in) financing activities	150,038	(134,490)

Net increase (decrease) in cash and cash equivalents	190,322	(34,818)
Cash and cash equivalents at beginning of period	61,657	96,475

Cash and cash equivalents at end of period	$251,979	$61,657

DAVITA INC.

CONSOLIDATED BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

	December 31,
	2004	2003
ASSETS
Cash and cash equivalents	$251,979	$61,657
Accounts receivable, less allowance of $58,166 and $52,554	462,095	387,933
Medicare lab recoveries		19,000
Inventories	31,843	32,853
Other current assets	44,210	43,875
Deferred income taxes	78,593	59,740

Total current assets	868,720	605,058
Property and equipment, net	412,064	342,447
Amortizable intangibles, net	60,719	49,971
Investments in third-party dialysis businesses	3,332	3,095
Other long-term assets	10,898	10,771
Goodwill	1,156,226	934,188

	$2,511,959	$1,945,530

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$96,231	$71,868
Other liabilities	157,214	112,654
Accrued compensation and benefits	133,919	100,909
Current portion of long-term debt	53,364	50,557
Income taxes payable	1,007	26,832

Total current liabilities	441,735	362,820
Long-term debt	1,322,468	1,117,002
Other long-term liabilities	22,570	19,310
Deferred income taxes	148,859	106,240
Minority interests	53,193	33,287
Commitments and contingencies
Shareholders’ equity:
Preferred stock ($0.001 par value, 5,000,000 shares authorized; none issued)
Common stock ($0.001 par value, 195,000,000 shares authorized; 134,862,283 and 134,806,205 shares issued)	135	135
Additional paid-in capital	542,714	539,575
Retained earnings	611,287	389,083
Treasury stock, at cost (36,295,339 and 38,052,028 shares)	(632,732)	(620,998)
Accumulated comprehensive income valuations	1,730	(924)

Total shareholders’ equity	523,134	306,871

	$2,511,959	$1,945,530

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Q4 2004	Q3 2004	YE 2004	YE 2003
Financial Results:
Net income excluding Medicare lab recoveries for prior years’ services and refinancing charges.	$56.6	$55.3	$217.2	$177.3
Basic EPS	$.58	$.56	$2.20	$1.88
EPS assuming dilution	$.56 *	$.54	$2.11	$1.67

Operating income, excluding Medicare lab recoveries	$105.2	$103.4	$401.8	$354.5
Operating income margin	17.1%	17.6%	17.5%	17.8%

Other comprehensive income
Unrealized gain (loss) on securities, net of tax (expense) benefit of $(1.3), $1.6, $(1.7) and $0.6	$2.1	$(2.5)	$2.7	$(0.9)

Business Metrics:
Volume
Treatments	1,895,952	1,804,534	7,062,424	6,373,894
Number of treatment days	79.0	79.0	313.5	312.9
Treatments per day	23,999	22,842	22,528	20,370
Per day year over year increase	14.5%	11.0%	10.6%	6.7%
Non-acquired growth	6.0%	4.8%	5.0%	3.9%

Revenue
Total operating revenue	$616	$596	$2,299	$2,016
Less Medicare lab recoveries for prior years’ services		$8	$8	$24
Revenue excluding Medicare lab recoveries	$616	$587	$2,290	$1,992

Dialysis revenue per treatment	$311.22	$313.60	$311.86	$302.75
Per treatment change from previous quarter	(0.8)%	0.7%	—	—
Per treatment change from prior year	1.6%	2.4%	3.0%	4.1%

Expenses
A. Patient care costs
Percent of revenue, excluding Medicare lab recoveries	68.1%	67.6%	67.9%	68.3%
Per treatment	$221.31	$219.95	$220.19	$213.46
Per treatment change from previous quarter	0.6%	0.0%	—	—
Per treatment change from previous year	2.4%	2.7%	3.2%	5.3%

B. General & administrative expenses
Percent of revenue, excluding Medicare lab recoveries	8.6%	8.6%	8.4%	8.0%
Per treatment	$28.03	$28.04	$27.20	$25.04
Per treatment change from previous quarter	0.0%	4.5%	—	—
Per treatment change from previous year	15.8%	14.1%	8.6%	(3.8)%

C. Bad debt expense as a percent of current-period revenue	1.8%	1.8%	1.8%	1.8%

D. Consolidated effective tax rate	37.4%	39.0%	38.6%	39.0%

*	Earnings per share benefited from a year-to-date reduction in the annualized tax rate that added $0.01 to the fourth quarter of 2004.

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Q4 2004	Q3 2004	YE 2004	YE 2003
Cash Flow
Operating cash flow, excluding Medicare lab recoveries	$82.3	$115.9	$403.3	$293.6
Operating cash flow, excluding Medicare lab recoveries and tax benefit from stock option exercises	$70.0	$110.4	$360.5	$273.5
Free cash flow, excluding Medicare lab recoveries	$67.4	$104.9	$356.7	$248.8
Free cash flow, excluding Medicare lab recoveries and tax benefit from stock option exercises	$55.1	$99.5	$314.0	$228.6
Capital expenditures:
Development	$25.0	$22.8	$82.9	$57.9
Routine maintenance/IT/other	$14.9	$11.0	$46.6	$44.9
Acquisition expenditures, net	$19.8	$213.5	$265.0	$97.4

Accounts Receivable
Net receivables	$462	$435
DSO	70	68

Debt/Capital Structure
Total debt	$1,376	$1,388
Net debt, net of cash balance	$1,124	$1,161
Leverage ratio – last quarter annualized (see Note 1)	2.1x	2.2x
Share repurchases (in millions)	.3	3.1	3.4	5.2
Average repurchase price	$30.14	$28.69	$28.82	$20.76

Clinical (quarterly averages)
Dialysis adequacy - % of patients with Kt/V > 1.2	94%	94%
Anemia measure - % of patients with HCT > 33	86%	87%

Note 1. Leverage ratio is defined as net debt (total debt net of cash) to operating income excluding Medicare lab recoveries, depreciation, amortization, and minority interests. The operating income reconciliation is provided below.

DAVITA INC.

RECONCILIATIONS FOR NON-GAAP MEASURES

(unaudited)

(dollars in thousands)

1. Net income excluding Medicare lab recoveries and refinancing charges:

	Q4 2004	Q3 2004	YE 2004	YE 2003
Net income	$56,602	$60,386	$222,254	$175,791
Less: Medicare lab recoveries for prior years’ services		(8,293)	(8,293)	(24,000)
Add back: Refinancing charges				26,501
Related income tax expense		3,234	3,234	(981)

	$56,602	$55,327	$217,195	$177,311

2. Operating income excluding Medicare lab recoveries, and excluding depreciation, amortization, and minority interests (used to calculate leverage ratio):

	Q4 2004	Q3 2004	YE 2004	YE 2003
Operating income	$105,171	$111,652	$410,123	$378,535
Less: Medicare lab recoveries for prior years’ services		(8,293)	(8,293)	(24,000)

	105,171	103,359	401,830	354,535
Add back: Depreciation and amortization	23,212	22,257	86,666	74,687
Minority interests and equity income, net	3,880	3,593	13,694	7,312

	$132,263	$129,209	$502,190	$436,534

3. Operating cash flow, excluding Medicare lab recoveries related to prior years’ services, and tax benefit from stock option exercises:

	Q4 2004	Q3 2004	YE 2004	YE 2003
Cash provided by operating activities	$87,341	$115,852	$419,945	$293,648
Less: Medicare lab recoveries for prior years’ services	(8,293)		(27,293)
Related income tax expense	3,234		10,644

Operating cash flow, excluding Medicare lab recoveries	$82,282	$115,852	$403,296	$293,648
Less: Tax benefit from stock option exercises	(12,305)	(5,417)	(42,770)	(20,180)

	$69,977	$110,435	$360,526	$273,468

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in thousands)

4. Free cash flow, excluding Medicare lab recoveries related to prior years’ services, and tax benefit from stock option exercises:

Free cash flow represents net cash provided by operating activities less non-development capital expenditures. We believe free cash flow is a useful adjunct to cash flow from operating activities and other measurements under generally accepted accounting principles in the United States since it is a meaningful measure of our ability to fund acquisition and development activities and meet our debt service requirements. Free cash flow is not a measure of financial performance under generally accepted accounting principles in the United States and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows, or as a measure of liquidity.

	Q4 2004	Q3 2004	YE 2004	YE 2003
Cash provided by operating activities	$87,341	$115,852	$419,945	$293,648
Less: Expenditures for routine maintenance and information technology	(14,883)	(10,956)	(46,554)	(44,898)

Free cash flow	$72,458	$104,896	$373,391	$248,750
Medicare lab recoveries related to prior years’ services	(8,293)		(27,293)
Related income tax expense	3,234		10,644

Free cash flow, excluding Medicare lab recoveries	$67,399	$104,896	$356,742	$248,750
Less: Tax benefit from stock option exercises	(12,305)	(5,417)	(42,770)	(20,180)

	$55,094	$99,479	$313,972	$228,570